UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2010

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In a press release dated August 4, 2010, Safety Insurance Group, Inc. (the “Registrant”) announced its second quarter 2010 results.  The Registrant’s press release dated August 4, 2010 is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Text of press release issued by the Registrant dated August 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date:	August 4, 2010

		By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
V.P., Chief Financial Officer and Secretary